                                                               EXHIBIT (g)(3)(i)

(ING FUNDS LOGO)

February 1, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated (1) by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio as these Funds were recently dissolved; (2) to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio; and (3) to reflect the effective date of February 2, 2004 for ING Principal Protection Fund IX.

Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                          Sincerely,

                                          /s/ Michael J. Roland
                                          Michael J. Roland
                                          Executive Vice President and
                                          Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ EDWARD G. McGANN
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

7337 E. Doubletree Ranch Rd.     Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034        FAX: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

 FUND*                                                           EFFECTIVE DATE
ING EQUITY TRUST
   ING Convertible Fund                                           June 9, 2003
   ING Disciplined LargeCap Fund                                  June 9, 2003
   ING Equity and Bond Fund                                       June 9, 2003
   ING Financial Services Fund                                    June 9, 2003
   ING Growth Opportunities Fund                                  June 9, 2003
   ING LargeCap Growth Fund                                       June 9, 2003
   ING LargeCap Value Fund                                      February 1, 2004
   ING MidCap Opportunities Fund                                  June 9, 2003
   ING MidCap Value Fund                                          June 9, 2003
   ING Principal Protection Fund                                  June 2, 2003
   ING Principal Protection Fund II                               June 2, 2003
   ING Principal Protection Fund III                              June 2, 2003
   ING Principal Protection Fund IV                               June 2, 2003
   ING Principal Protection Fund V                                June 2, 2003
   ING Principal Protection Fund VI                               June 2, 2003
   ING Principal Protection Fund VII                               May 1, 2003
   ING Principal Protection Fund VIII                            October 1, 2003
   ING Principal Protection Fund IX                             February 2, 2004
   ING Real Estate Fund                                           June 9, 2003
   ING SmallCap Opportunities Fund                                June 9, 2003
   ING SmallCap Value Fund                                        June 9, 2003
   ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                  April 7, 2003
   ING GNMA Income Fund                                           April 7, 2003
   ING High Yield Bond Fund                                       April 7, 2003
   ING High Yield Opportunity Fund                                April 7, 2003
   ING Intermediate Bond Fund                                     April 7, 2003
   ING Lexington Money Market Trust                               April 7, 2003
   ING Money Market Fund                                          April 7, 2003
   ING National Tax-Exempt Bond Fund                              April 7, 2003
   ING Strategic Bond Fund                                        April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                        July 14, 2003
   ING GET Fund - Series E                                        July 14, 2003
   ING GET Fund - Series G                                        July 14, 2003
   ING GET Fund - Series H                                        July 14, 2003
   ING GET Fund - Series I                                        July 14, 2003

*This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                        July 14, 2003
   ING GET Fund - Series K                                        July 14, 2003
   ING GET Fund - Series L                                        July 14, 2003
   ING GET Fund - Series M                                        July 14, 2003
   ING GET Fund - Series N                                        July 14, 2003
   ING GET Fund - Series P                                        July 14, 2003
   ING GET Fund - Series Q                                        July 14, 2003
   ING GET Fund - Series R                                        July 14, 2003
   ING GET Fund - Series S                                        July 14, 2003
   ING GET Fund - Series T                                        July 14, 2003
   ING GET Fund - Series U                                        July 14, 2003
   ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                          January 6, 2003
   ING AIM Mid Cap Growth Portfolio                              January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
   ING American Funds Growth Portfolio                          September 2, 2003
   ING American Funds Growth-Income Portfolio                   September 2, 2003
   ING American Funds International Portfolio                   September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
   ING Capital Guardian Managed Global Portfolio                 January 13, 2003
   ING Capital Guardian Small Cap Portfolio                      January 13, 2003
   ING Developing World Portfolio                                January 13, 2003
   ING Eagle Asset Value Equity Portfolio                        January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                     January 6, 2003
   Portfolio ING
   Hard Assets Portfolio                                         January 13, 2003
   ING International Portfolio                                   January 13, 2003
   ING Janus Growth and Income Portfolio                         January 13, 2003
   ING Janus Special Equity Portfolio                            January 13, 2003
   ING Jennison Equity Opportunities Portfolio                   January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                       January 13, 2003
   ING Julius Baer Foreign Portfolio                             January 13, 2003
   ING Limited Maturity Bond Portfolio                           January 6, 2003
   ING Liquid Assets Portfolio                                   January 6, 2003
   ING Marsico Growth Portfolio                                  January 13, 2003
   ING Mercury Focus Value Portfolio                             January 6, 2003
   ING Mercury Fundamental Growth Portfolio                      January 6, 2003

*This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                              January 13, 2003
   ING MFS Research Portfolio                                    January 13, 2003
   ING MFS Total Return Portfolio                                January 13, 2003
   ING PIMCO Core Bond Portfolio                                 January 13, 2003
   ING PIMCO High Yield Portfolio                                November 5, 2003
   ING Salomon Brothers All Cap Portfolio                         January 6, 2003
   ING Salomon Brothers Investors Portfolio                       January 6, 2003
   ING Stock Index Portfolio                                     November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio              January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                     January 13, 2003
   ING UBS U.S. Balanced Portfolio                                January 6, 2003
   ING Van Kampen Equity Growth Portfolio                        January 13, 2003
   ING Van Kampen Global Franchise Portfolio                     January 13, 2003
   ING Van Kampen Growth and Income Portfolio                    January 13, 2003
   ING Van Kampen Real Estate Portfolio                          January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                        June 9,2003
   ING International Value Fund                                  November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                   November 3, 2003
   ING Foreign Fund                                               July 1, 2003
   ING Global Equity Dividend Fund                              September 2, 2003
   ING Global Real Estate Fund                                   November 3, 2003
   ING International Fund                                        November 3, 2003
   ING International SmallCap Growth Fund                        November 3, 2003
   ING Precious Metals Fund                                      November 3, 2003
   ING Russia Fund                                               November 3, 2003
   ING Worldwide Growth Fund                                     November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                        June 2, 2003
   ING Aeltus Money Market Fund                                   June 2, 2003
   ING Balanced Fund                                              June 2, 2003
   ING Bond Fund                                                  June 2, 2003
   ING Classic Principal Protection Fund I                        June 2, 2003
   ING Classic Principal Protection Fund II                       June 2, 2003
   ING Classic Principal Protection Fund III                      June 2, 2003
   ING Classic Principal Protection Fund IV                       June 2, 2003
   ING Government Fund                                            June 2, 2003
   ING Growth Fund                                                June 9, 2003
   ING Growth and Income Fund                                     June 9, 2003

*This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus LargeCap Fund                                   June 9, 2003
   ING Index Plus MidCap Fund                                     June 9, 2003
   ING Index Plus Protection Fund                                 June 2, 2003
   ING Index Plus SmallCap Fund                                   June 9, 2003
   ING International Growth Fund                                November 3, 2003
   ING Small Company Fund                                         June 9, 2003
   ING Strategic Allocation Balanced Fund                         June 2, 2003
   ING Strategic Allocation Growth Fund                           June 2, 2003
   ING Strategic Allocation Income Fund                           June 2, 2003
   ING Technology Fund                                            June 2, 2003
   ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
   ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                             TBD
   ING GET U.S. Core Portfolio - Series 5                             TBD
   ING GET U.S. Core Portfolio - Series 6                             TBD
   ING GET U.S. Opportunity Portfolio - Series 1                      TBD
   ING GET U.S. Opportunity Portfolio - Series 2                      TBD
   ING VP Worldwide Growth Portfolio                            November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                        July 7, 2003
   ING VP Index Plus LargeCap Portfolio                           July 7, 2003
   ING VP Index Plus MidCap Portfolio                             July 7, 2003
   ING VP Index Plus SmallCap Portfolio                           July 7, 2003
   ING VP International Equity Portfolio                        November 3, 2003
   ING VP Small Company Portfolio                                 July 7, 2003
   ING VP Technology Portfolio                                    July 7, 2003
   ING VP Value Opportunity Portfolio                             July 7, 2003

*This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                  October 6, 2003
   ING VP Disciplined LargeCap Portfolio                         October 6, 2003
   ING VP Growth + Value Portfolio                               October 6, 2003
   ING VP Growth Opportunities Portfolio                         October 6, 2003
   ING VP High Yield Bond Portfolio                              October 6, 2003
   ING VP International Value Portfolio                         November 3, 2003
   ING VP LargeCap Growth Portfolio                              October 6, 2003
   ING VP MagnaCap Portfolio                                     October 6, 2003
   ING VP MidCap Opportunities Portfolio                         October 6, 2003
   ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP BOND PORTFOLIO                                             July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                   October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                October 6, 2003
   The Bond Portfolio                                            October 6, 2003
   The Money Market Portfolio                                    October 6, 2003
   The Stock Portfolio                                           October 6, 2003

"This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.